Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of iShares Trust of our reports dated December 22, 2025, relating to the financial statements and financial highlights of the funds listed in Appendix A, which appear in iShares Trust’s Certified Shareholder Reports on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2026

Appendix A

iShares Trust

1.	iShares 0-5 Year High Yield Corporate Bond ETF
2.	iShares 0-5 Year Investment Grade Corporate Bond ETF
3.	iShares 0-5 Year TIPS Bond ETF
4.	iShares 20+ Year Treasury Bond BuyWrite Strategy ETF
5.	iShares 1-3 Year International Treasury Bond ETF
6.	iShares Aaa - A Rated Corporate Bond ETF
7.	iShares BB Rated Corporate Bond ETF
8.	iShares Broad USD High Yield Corporate Bond ETF
9.	iShares CMBS ETF
10.	iShares Convertible Bond ETF
11.	iShares Core 1-5 Year USD Bond ETF
12.	iShares Core International Aggregate Bond ETF
13.	iShares Core Universal USD Bond ETF
14.	iShares ESG Advanced High Yield Corporate Bond ETF
15.	iShares Fallen Angels USD Bond ETF
16.	iShares Floating Rate Bond ETF
17.	iShares GNMA Bond ETF
18.	iShares High Yield Corporate Bond BuyWrite Strategy ETF
19.	iShares Investment Grade Corporate Bond BuyWrite Strategy ETF
20.	iShares iBonds 1-5 Year Corporate Ladder ETF
21.	iShares iBonds 1-5 Year High Yield and Income Ladder ETF
22.	iShares iBonds 1-5 Year TIPS Ladder ETF
23.	iShares iBonds 1-5 Year Treasury Ladder ETF
24.	iShares iBonds 2026 Term High Yield and Income ETF
25.	iShares iBonds 2027 Term High Yield and Income ETF
26.	iShares iBonds 2028 Term High Yield and Income ETF
27.	iShares iBonds 2029 Term High Yield and Income ETF
28.	iShares iBonds 2030 Term High Yield and Income ETF
29.	iShares iBonds 2031 Term High Yield and Income ETF
30.	iShares iBonds 2032 Term High Yield and Income ETF
31.	iShares iBonds Dec 2026 Term Corporate ETF
32.	iShares iBonds Dec 2026 Term Muni Bond ETF
33.	iShares iBonds Dec 2026 Term Treasury ETF
34.	iShares iBonds Dec 2027 Term Corporate ETF
35.	iShares iBonds Dec 2027 Term Muni Bond ETF
36.	iShares iBonds Dec 2027 Term Treasury ETF
37.	iShares iBonds Dec 2028 Term Corporate ETF
38.	iShares iBonds Dec 2028 Term Muni Bond ETF
39.	iShares iBonds Dec 2028 Term Treasury ETF
40.	iShares iBonds Dec 2029 Term Corporate ETF
41.	iShares iBonds Dec 2029 Term Muni Bond ETF
42.	iShares iBonds Dec 2029 Term Treasury ETF
43.	iShares iBonds Dec 2030 Term Corporate ETF
44.	iShares iBonds Dec 2030 Term Muni Bond ETF
45.	iShares iBonds Dec 2030 Term Treasury ETF
46.	iShares iBonds Dec 2031 Term Corporate ETF
47.	iShares iBonds Dec 2031 Term Muni Bond ETF
48.	iShares iBonds Dec 2031 Term Treasury ETF
49.	iShares iBonds Dec 2032 Term Corporate ETF

50.	iShares iBonds Dec 2032 Term Treasury ETF
51.	iShares iBonds Dec 2033 Term Corporate ETF
52.	iShares iBonds Dec 2033 Term Treasury ETF
53.	iShares iBonds Dec 2034 Term Corporate ETF
54.	iShares iBonds Dec 2034 Term Treasury ETF
55.	iShares iBonds Dec 2035 Term Corporate ETF
56.	iShares iBonds Dec 2035 Term Treasury ETF
57.	iShares iBonds Dec 2044 Term Treasury ETF
58.	iShares iBonds Dec 2045 Term Treasury ETF
59.	iShares iBonds Dec 2054 Term Treasury ETF
60.	iShares iBonds Dec 2055 Term Treasury ETF
61.	iShares iBonds Oct 2026 Term TIPS ETF
62.	iShares iBonds Oct 2027 Term TIPS ETF
63.	iShares iBonds Oct 2028 Term TIPS ETF
64.	iShares iBonds Oct 2029 Term TIPS ETF
65.	iShares iBonds Oct 2030 Term TIPS ETF
66.	iShares iBonds Oct 2031 Term TIPS ETF
67.	iShares iBonds Oct 2032 Term TIPS ETF
68.	iShares iBonds Oct 2033 Term TIPS ETF
69.	iShares iBonds Oct 2034 Term TIPS ETF
70.	iShares iBonds Oct 2035 Term TIPS ETF
71.	iShares International Treasury Bond ETF
72.	iShares J.P. Morgan Broad USD Emerging Markets Bond ETF
73.	iShares J.P. Morgan USD Emerging Markets Bond ETF
74.	iShares Russell 2000 BuyWrite ETF
75.	iShares S&P 500 BuyWrite ETF
76.	iShares Systematic Bond ETF
77.	iShares TIPS Bond ETF
78.	iShares Treasury Floating Rate Bond ETF
79.	iShares U.S. Treasury Bond ETF
80.	iShares USD Green Bond ETF
81.	iShares Yield Optimized Bond ETF

3